UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 7, 2008
                                ---------------
                                 Date of Report
                        (Date of earliest event reported)


                               LIMCO-PIEDMONT INC.
             (Exact name of registrant as specified in its charter)

              Delaware             001-33604                73-1160278
              --------             ---------                ----------
(State or other jurisdiction      (Commission       (IRS Employer Identification
       of incorporation)          File Number)                  No.)

                   5304 S. Lawton Ave., Tulsa, Oklahoma, 74107
              (Address of principal executive offices and zip code)


                                 (918) 445-4300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a) Gillon Beck, who had served as a director of the Registrant since September 2004, resigned from the Board of Directors on January 7, 2007, effective immediately. Mr. Beck was appointed to the Board as a representative of FIMI Opportunity Fund, whose affiliate was a major shareholder in the Registrant's parent company. FIMI Opportunity Fund's affiliate, TA-TOP Limited Partnership, has sold its interest in the Registrant's parent.

(b) Rami Sharon, President of the Registrant's Limco Airepair Inc. subsidiary resigned effective January 11, 2008.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LIMCO-PIEDMONT INC.
                                                (Registrant)




                                            /s/ Shabtai Moshiashvili
                                            ------------------------
                                            Shabtai Moshiashvili
                                            Chief Financial Officer


Date:  January 9, 2008